As filed with the Securities and Exchange Commission on November 28, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number  811-21895

Underlying Funds Trust
 (Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340, Raleigh, NC 27615
 (Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615
 (Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  September 30, 2016

Item 1. Schedule of Investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS ALPHA HEDGED STRATEGIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

	Shares	Value
Underlying Funds - 100.4%
Hatteras Event Driven Fund - Class H [a,b]	2,420,380	$26,091,694
Long/Short Equity[a,b]	4,649,691	36,197,841
Hatteras Managed Futures Strategies Fund - Class H [a,b]	3,137,706	23,219,029
Relative Value - Long/Short Debt[a,b]	592,543	4,937,187
Total Underlying Funds (Cost $73,227,703)		$90,445,751
Money Market Funds - 0.3%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class, 0.23%[c]	258,019	258,019
Total Money Market Funds (Cost $258,019)		258,019
Total Investments (Cost $73,485,722) - 100.7%		90,703,770
Liabilities in Excess of Other Assets - (0.7)%		(612,536)
Total Net Assets - 100.0%		$90,091,234

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Schedule of Investments.
c - Variable Rate Security. Rate shown is the seven day yield as of September 30, 2016.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$-	$90,445,751	$-	$90,445,751
Money Market Funds	258,019	-	-	258,019
Total Investments	$258,019	$90,445,751	$-	$90,703,770

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)
(Consolidated)

	Shares	Value
Money Market Funds - 74.4%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class 0.27% (a) (b)	20,711,645	$20,711,645
Total Money Market Funds (Cost $20,711,645)		20,711,645

Other Short-Term Investment Vehicle - 9.2%
Smith Breeden Institutional Short Duration Portfolio (c)	2,500,000	2,573,165
Total Other Short-Term Investment Vehicle (Cost $2,500,000)		2,573,165

Total Investments (Cost $23,211,645) - 83.6%		23,284,810

Other Assets in Excess of Liabilities - 16.4%		4,572,032
Total Net Assets - 100.0%		$27,856,842

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown represents the rate at September 30, 2016.
(b)	All or a portion of the shares have been committed as collateral for forward contracts.
(c)	Security fair valued in good faith pursuant to policies adopted by the Fund’s Board of Trustees. The value of these securities total $2,573,165, which represents 9.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND
SCHEDULE OF OPTIONS WRITTEN
September 30, 2016 (Unaudited)
(Consolidated)

	Contracts	Value
Call Options
E-Mini S&P 500
Expiration: October 2016, Exercise Price: $2125.00	4	$9,740
Expiration: October 2016, Exercise Price: $2130.00	4	8,960
Expiration: October 2016, Exercise Price: $2135.00	4	8,180
Crude Oil Options
Expiration: November 2016, Exercise Price: $43.50	3	14,880
Expiration: November 2016, Exercise Price: $44.00	3	13,530
Expiration: November 2016, Exercise Price: $44.50	3	12,240
Gold Options
Expiration: November 2016, Exercise Price: $1310.00	3	5,790
Expiration: November 2016, Exercise Price: $1320.00	3	4,290
Expiration: November 2016, Exercise Price: $1330.00	3	3,120
Total Call Options		80,730

Put Options
E-Mini S&P 500 Options
Expiration: October 2016, Exercise Price: $2125.00	4	$2,660
Expiration: October 2016, Exercise Price: $2130.00	4	2,880
Expiration: October 2016, Exercise Price: $2135.00	4	3,100
Crude Oil Options
Expiration: November 2016, Exercise Price: $43.50	3	660
Expiration: November 2016, Exercise Price: $44.00	3	810
Expiration: November 2016, Exercise Price: $44.50	3	1,020
Gold Options
Expiration: November 2016, Exercise Price: $1310.00	3	3,660
Expiration: November 2016, Exercise Price: $1320.00	3	5,160
Expiration: November 2016, Exercise Price: $1330.00	3	6,990
Total Put Options		26,940

Total Options Written (Premiums received $105,619) - 0.4%		$107,670

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND
FORWARD CONTRACTS
September 30, 2016 (Unaudited)
(Consolidated)

Long Forward Contracts
Settlement Date	Counterparty	Currency to be Delivered		U.S. $ Value September 30, 2016	Currency to be Received		U.S. $ Value September 30, 2016	Unrealized Appreciation (Depreciation)
12/2/2016	Jefferies Financial Services, Inc.	$ 2,356,882	U.S. Dollars	$ 2,356,882	3,100,000	Australian Dollars	$ 2,369,135	$ 12,253
12/2/2016	Jefferies Financial Services, Inc.	3,060,240	U.S. Dollars	3,060,240	10,200,000	Brazilian Real	3,078,683	18,443
12/2/2016	Jefferies Financial Services, Inc.	2,384,574	U.S. Dollars	2,384,574	1,800,000	British Pounds	2,335,906	(48,668)
12/2/2016	Jefferies Financial Services, Inc.	2,909,229	U.S. Dollars	2,909,229	3,800,000	Canadian Dollars	2,897,798	(11,431)
12/2/2016	Jefferies Financial Services, Inc.	1,209,709	U.S. Dollars	1,209,709	800,000,000	Chilean Pesos	1,209,990	281
12/2/2016	Jefferies Financial Services, Inc.	1,514,663	U.S. Dollars	1,514,663	4,500,000,000	Colombian Pesos	1,543,069	28,406
12/2/2016	Jefferies Financial Services, Inc.	1,796,836	U.S. Dollars	1,796,836	1,600,000	Euros	1,802,596	5,760
12/2/2016	Jefferies Financial Services, Inc.	1,228,793	U.S. Dollars	1,228,793	340,000,000	Hungarian Forint	1,240,189	11,396
12/2/2016	Jefferies Financial Services, Inc.	3,243,266	U.S. Dollars	3,243,266	220,000,000	Indian Rupee	3,267,792	24,526
12/2/2016	Jefferies Financial Services, Inc.	3,212,400	U.S. Dollars	3,212,400	43,000,000,000	Indonesian Rupiah	3,262,147	49,747
12/2/2016	Jefferies Financial Services, Inc.	1,891,501	U.S. Dollars	1,891,501	190,000,000	Japanese Yen	1,878,674	(12,827)
12/2/2016	Jefferies Financial Services, Inc.	1,010,991	U.S. Dollars	1,010,991	19,000,000	Mexican Pesos	972,811	(38,180)
12/2/2016	Jefferies Financial Services, Inc.	1,922,695	U.S. Dollars	1,922,695	60,000,000	New Taiwan Dollars	1,917,534	(5,161)
12/2/2016	Jefferies Financial Services, Inc.	2,026,693	U.S. Dollars	2,026,693	2,800,000	New Zealand Dollars	2,033,621	6,928
12/2/2016	Jefferies Financial Services, Inc.	979,536	U.S. Dollars	979,536	8,000,000	Norwegian Krone	1,000,847	21,311
12/2/2016	Jefferies Financial Services, Inc.	1,025,190	U.S. Dollars	1,025,190	3,500,000	Peruvian Nuevo Sol	1,026,694	1,504
12/2/2016	Jefferies Financial Services, Inc.	1,557,301	U.S. Dollars	1,557,301	73,000,000	Philippine Peso	1,502,699	(54,602)
12/2/2016	Jefferies Financial Services, Inc.	5,614,032	U.S. Dollars	5,614,032	21,800,000	Polish Zloty	5,693,218	79,186
12/2/2016	Jefferies Financial Services, Inc.	903,613	U.S. Dollars	903,613	3,600,000	Romanian Leu	911,233	7,620
12/2/2016	Jefferies Financial Services, Inc.	912,216	U.S. Dollars	912,216	60,000,000	Russian Ruble	940,395	28,179
12/2/2016	Jefferies Financial Services, Inc.	810,248	U.S. Dollars	810,248	1,100,000	Singapore Dollars	806,878	(3,370)
12/2/2016	Jefferies Financial Services, Inc.	1,891,114	U.S. Dollars	1,891,114	27,000,000	South African Rand	1,943,166	52,052
12/2/2016	Jefferies Financial Services, Inc.	989,971	U.S. Dollars	989,971	1,100,000,000	South Korean Won	998,360	8,389
12/2/2016	Jefferies Financial Services, Inc.	585,582	U.S. Dollars	585,582	5,000,000	Swedish Krona	584,698	(884)
12/2/2016	Jefferies Financial Services, Inc.	1,030,987	U.S. Dollars	1,030,987	1,000,000	Swiss Franc	1,033,260	2,273
12/2/2016	Jefferies Financial Services, Inc.	750,625	U.S. Dollars	750,625	26,000,000	Thai Baht	749,669	(956)
				$ 46,818,887			$ 47,001,062	$ 182,175

Short Forward Contracts
Settlement Date	Counterparty	Currency to be Delivered		U.S. $ Value September 30, 2016	Currency to be Received		U.S. $ Value September 30, 2016	Unrealized Appreciation (Depreciation)
12/2/2016	Jefferies Financial Services, Inc.	5,500,000	Australian Dollars	$ 4,133,431	$ 4,203,301	U.S. Dollars	$ 4,203,301	$ (69,870)
12/2/2016	Jefferies Financial Services, Inc.	2,200,000	Brazilian Real	652,734	664,030	U.S. Dollars	664,030	(11,296)
12/2/2016	Jefferies Financial Services, Inc.	1,200,000	British Pounds	1,567,420	1,557,271	U.S. Dollars	1,557,270	10,150
12/2/2016	Jefferies Financial Services, Inc.	8,000,000	Canadian Dollars	6,109,454	6,100,628	U.S. Dollars	6,100,628	8,826
12/2/2016	Jefferies Financial Services, Inc.	600,000,000	Chilean Pesos	882,355	907,492	U.S. Dollars	907,492	(25,137)
12/2/2016	Jefferies Financial Services, Inc.	1,200,000,000	Colombian Pesos	404,456	411,484	U.S. Dollars	411,484	(7,028)
12/2/2016	Jefferies Financial Services, Inc.	4,000,000	Euros	4,489,221	4,506,493	U.S. Dollars	4,506,493	(17,272)
12/2/2016	Jefferies Financial Services, Inc.	130,000,000	Hungarian Forint	470,837	474,190	U.S. Dollars	474,190	(3,353)
12/2/2016	Jefferies Financial Services, Inc.	50,000,000	Indian Rupee	744,647	742,680	U.S. Dollars	742,680	1,967
12/2/2016	Jefferies Financial Services, Inc.	180,000,000	Japanese Yen	1,755,490	1,779,796	U.S. Dollars	1,779,796	(24,306)
12/2/2016	Jefferies Financial Services, Inc.	27,000,000	Mexican Pesos	1,389,769	1,382,415	U.S. Dollars	1,382,414	7,355
12/2/2016	Jefferies Financial Services, Inc.	82,000,000	New Taiwan Dollars	2,607,916	2,620,629	U.S. Dollars	2,620,629	(12,713)
12/2/2016	Jefferies Financial Services, Inc.	3,300,000	New Zealand Dollars	2,410,774	2,396,767	U.S. Dollars	2,396,767	14,007
12/2/2016	Jefferies Financial Services, Inc.	12,000,000	Norwegian Krone	1,460,855	1,501,269	U.S. Dollars	1,501,269	(40,414)
12/1/2016	Jefferies Financial Services, Inc.	4,200,000	Peruvian Nuevo Sol	1,223,904	1,232,033	U.S. Dollars	1,232,033	(8,129)
12/2/2016	Jefferies Financial Services, Inc.	174,000,000	Philippine Peso	3,636,049	3,581,776	U.S. Dollars	3,581,776	54,273
12/2/2016	Jefferies Financial Services, Inc.	5,000,000	Polish Zloty	1,283,828	1,305,784	U.S. Dollars	1,305,784	(21,956)
12/2/2016	Jefferies Financial Services, Inc.	1,000,000	Romanian Leu	252,878	253,120	U.S. Dollars	253,120	(242)
12/2/2016	Jefferies Financial Services, Inc.	30,000,000	Russian Ruble	451,535	470,197	U.S. Dollars	470,197	(18,662)
12/2/2016	Jefferies Financial Services, Inc.	2,500,000	Singapore Dollars	1,835,115	1,833,814	U.S. Dollars	1,833,813	1,302
12/2/2016	Jefferies Financial Services, Inc.	6,000,000	South African Rand	405,913	431,815	U.S. Dollars	431,815	(25,902)
12/2/2016	Jefferies Financial Services, Inc.	1,300,000,000	South Korean Won	1,160,255	1,179,882	U.S. Dollars	1,179,882	(19,627)
12/2/2016	Jefferies Financial Services, Inc.	32,000,000	Swedish Krona	3,774,949	3,742,066	U.S. Dollars	3,742,066	32,883
12/2/2016	Jefferies Financial Services, Inc.	1,900,000	Swiss Franc	1,956,291	1,963,194	U.S. Dollars	1,963,194	(6,903)
				$ 45,060,076			$ 45,242,123	$ (182,047)

Total Forward Contracts - 0.0%				$ 91,878,963			$ 92,243,185	$ 128

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND
FUTURES CONTRACTS
September 30, 2016 (Unaudited)
(Consolidated)

	Expiration		Underlying Notional	Unrealized
	Month	Contracts	Amount at Value	Appreciation (Depreciation)
Futures Contracts Purchased[a]
10Yr Mini Jgb	December 2016	12	$1,802,515	$1,692
90-Day Bank Bill	September 2017	90	6,777,949	(8,152)
Australian Dollar	December 2016	2	152,980	1,035
Aust 3Yr Bond	December 2016	18	1,357,656	(916)
Brent Crude	December 2016	3	150,570	10,165
Brent Crude	February 2017	3	153,750	2,506
Can 10Yr Bond	December 2016	18	2,015,748	(7,700)
Cocoa	May 2017	18	491,580	(12,748)
Cocoa - Ice	December 2016	3	86,440	(1,653)
Coff Robusta 10Tn	November 2016	21	420,840	26,168
Coffee ’C’	May 2017	39	2,291,738	71,555
Copper	December 2016	13	718,413	9,665
Copper	March 2017	21	1,165,500	15,292
Euro FX Curr	December 2016	1	140,963	48
Euro Stoxx 50	December 2016	4	134,533	1,061
Euro-Bobl	December 2016	112	16,619,014	12,139
Euro-Btp	December 2016	3	482,223	(375)
Euro-Bund	December 2016	18	3,350,521	9,219
Euro-Oat	December 2016	6	1,079,230	2,047
Ftse 100 Idx	December 2016	29	2,577,607	25,306
Gasoline Rbob	November 2016	3	184,351	13,248
Gasoline Rbob	January 2017	12	721,174	32,013
Gasoline Rbob	February 2017	6	363,535	10,946
Hang Seng IDX	October 2016	6	901,694	(14,419)
Jpn Yen Curr	December 2016	1	123,631	(115)
Long Gilt	December 2016	9	1,519,403	(4,744)
Low Sulphur Gasoil	January 2017	3	135,375	(147)
Mini MSCI Emerging Markets	December 2016	6	273,750	2,685
Nasdaq 100 Emini	December 2016	12	1,168,860	5,697
Natural Gas	January 2017	27	882,360	(42,250)
Natural Gas	February 2017	33	1,080,750	(16,128)
NY Harbor ULSD	January 2017	9	590,247	20,358
Palladium	December 2016	3	216,450	11,467
Platinum	January 2017	3	155,175	(3,791)
Rapeseed Euro	November 2016	18	379,891	7,167
Russell 2000 mini	December 2016	3	374,490	4,642
S&P500 Emini	December 2016	13	1,404,260	1,053
Soybean	March 2017	18	868,950	(9,745)
Soybean Oil	March 2017	84	1,709,064	(38,083)
Sugar #11 (World)	May 2017	69	1,712,525	3,020
Sugar #11 (World)	July 2017	60	1,432,032	152,142
Us 10Yr Note	December 2016	8	1,049,000	(844)
Us 5Yr Note	December 2016	4	486,063	(460)
Wheat	December 2016	33	663,300	7,866
WTI Crude	January 2017	24	1,185,600	22,014
WTI Crude	February 2017	12	599,160	21,122
Total Futures Contracts Purchased				$341,068

Short Futures Contracts[a]
Aust 10Y Bond	December 2016	16	$1,201,111	$(16,603)
BP Currency	December 2016	3	243,694	580
Cocoa	March 2017	13	355,420	4,835
Coffee ’C’	December 2016	21	1,193,456	(87,560)
Coffee ’C’	March 2017	18	1,045,575	6,188
Corn	December 2016	2	33,675	(656)
Corn	March 2017	15	259,875	(584)
Corn	May 2017	24	424,200	(3,352)
Gold 100 Oz	December 2016	1	131,710	1,108
Kc Hrw Wheat	December 2016	15	311,625	7,179
Lean Hogs	October 2016	12	235,320	35,213
Live Cattle	October 2016	6	237,360	37,438
Natural Gas	November 2016	10	290,600	34,602
Natural Gas	December 2016	21	657,720	4,504
NY Harbor ULSD	November 2016	8	516,869	(27,485)
Soybean	November 2016	2	95,400	12,804
Soybean	January 2017	21	1,007,213	(581)
Soybean Meal	March 2017	15	453,150	(254)
Soybean Oil	December 2016	78	1,564,992	35,736
Soybean Oil	January 2017	30	606,060	2,884
SPI 200	December 2016	9	932,657	(9,896)
Sugar #11 (World)	March 2017	35	901,600	(15,134)
US Long Bond	December 2016	8	1,345,250	1,923
Wheat	March 2017	105	2,229,938	167,922
Wheat	May 2017	69	1,511,100	46,251
WTI Crude	November 2016	14	675,360	(73,394)
WTI Crude	December 2016	27	1,318,140	(21,651)
Yen Denom Nikkei	December 2016	18	1,469,750	(9,122)
Total Short Futures Contracts				$132,895

Total Futures Contracts - 1.7%				$473,963

a ADM Investor Services, Inc. is the counterparty for all futures contracts.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2016 (Unaudited):

	Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Equity Contracts:
Futures Contracts	Unrealized appreciation on futures contracts		40,444	Unrealized depreciation on futures contracts		33,437
Total Equity Contracts			$40,444			$33,437
Commodities Contracts:
Purchased Options	Investments		$-	Written option contracts, at value		$107,670
Futures contracts	Unrealized appreciation on futures contracts	*	$851,178	Unrealized depreciation on futures contracts	*	$394,990
Total Commodities Contracts			$851,178			$502,660
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts	*	$9,219	Unrealized depreciation on futures contracts	*	$-
Total Interest Rate Contracts			$9,219			$-
Foreign Exchange Contracts:
Forward Contracts	Unrealized appreciation on forward contracts	**	$489,017	Unrealized depreciation on forward contracts	**	$488,889
Futures Contracts	Unrealized appreciation on futures contracts		1,663	Unrealized depreciation on futures contracts		114
Total Foreign Exchange Contracts			$490,680			$489,003
Total Derivatives			$1,391,521			$1,025,100

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Cumulative net appreciation/depreciation is presented on the Statement of Assets and Liabilities.
**  Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Money Market Funds	$20,711,645	$-	$-	$20,711,645
Other Short-Term Investment Vehicle	-	2,573,165	-	2,573,165
Total Investments in Long Securities	$20,711,645	$2,573,165	$-	$23,284,810

Written Options	$107,670	$-	$-	$107,670

Other Financial Instruments*
Long Forward Contracts	$182,175	$-	$-	$182,175
Short Forward Contracts	(182,047)	-	-	(182,047)
Futures Contracts Purchased	341,068	-	-	341,068
Short Futures Contracts	132,895	-	-	132,895
Total Other Financial Instruments	$474,091	$-	$-	$474,091

* Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.
There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

	Shares	Value
Underlying Funds - 95.7%
Long/Short Equity[a,b]	2,021,126	$15,734,463
Total Underlying Funds (Cost $13,121,119)		$15,734,463
Money Market Funds - 4.6%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.23%[c]	762,366	762,366
Total Money Market Funds (Cost $762,366)		762,366
Total Investments (Cost $13,883,485) - 100.3%		16,496,829
Liabilities in Excess of Other Assets - (0.3)%		(46,978)
Total Net Assets - 100.0%		$16,449,851

Percentages are stated as a percent of net assets.

Footnotes

[a] - Non-income producing.
[b] - Affiliated issuer. Please refer to Note 3 of the Notes to Schedule of Investments.
[c] - Variable Rate Security. Rate shown is the seven day yield as of September 30, 2016.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$-	$15,734,463	$-	$15,734,463
Money Market Funds	762,366	-	-	762,366
Total Investments	$762,366	$15,734,463	$-	$16,496,829

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS LONG/SHORT DEBT FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

	Shares	Value
Underlying Funds - 96.3%
Relative Value - Long/Short Debt[a,b]	3,207,518	$26,725,681
Total Underlying Funds (Cost $27,976,298)		$26,725,681
Money Market Funds - 3.2%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.23%[c]	877,313	877,313
Total Money Market Funds (Cost $877,313)		877,313
Total Investments (Cost $28,853,611) - 99.5%		27,602,994
Other Assets in Excess of Liabilities - 0.5%		136,908
Total Net Assets - 100.0%		$27,739,902

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Schedule of Investments.
c - Variable Rate Security. Rate shown is the seven day yield as of September 30, 2016.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$-	$26,725,681	$-	$26,725,681
Money Market Funds	877,313	-	-	877,313
Total Investments	$877,313	$26,725,681	$-	$27,602,994

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 86.6%
Airlines - 3.2%
Delta Air Lines, Inc. (d)	7,609	$299,490
Virgin America, Inc. (a)	10,100	540,451
Total Airlines		839,941

Banks - 1.9%
CIT Group, Inc. (d)	13,414	486,928
Biotechnology - 0.7%
Raptor Pharmaceutical Corp. (a)	6,075	54,493
Tobira Therapeutics, Inc. (a)	194	7,709
Vitae Pharmaceuticals, Inc. (a)	5,715	119,558
Total Biotechnology		181,760

Building Products - 1.4%
Builders FirstSource, Inc. (a)(d)	30,747	353,898
Capital Markets - 0.7%
Lazard Ltd. (d)	3,500	127,260
NorthStar Asset Management Group, Inc.	3,809	49,250
Total Capital Markets		176,510

Chemicals - 9.9%
Ferro Corp. (a)(d)	38,688	534,281
Innophos Holdings, Inc.	249	9,718
Monsanto Co.	3,588	366,694
Syngenta AG - ADR	7,506	657,526
Syngenta AG	127	55,619
Valspar Corp.	3,935	417,385
WR Grace & Co. (d)	7,171	529,220
Total Chemicals		2,570,443

Commercial Services & Supplies - 0.3%
G&K Services, Inc.	940	89,761
Construction Materials - 2.8%
Headwaters, Inc. (a)(d)	42,489	718,914
Diversified Financial Services - 3.5%
Gores Holdings, Inc. (a)(d)	84,380	911,304
Diversified Telecommunication Services - 3.8%
Level 3 Communications, Inc. (a)(d)	21,564	1,000,138
Electric Utilities - 0.5%
ITC Holdings Corp.	2,862	133,026
Electronic Equipment, Instruments & Components - 0.3%
Ingram Micro, Inc.	2,397	85,477
Food & Staples Retailing - 2.5%
Rite Aid Corp. (a)	83,338	640,869
Food Products - 6.0%
Nomad Foods Ltd. (a)	99,127	1,171,681
The WhiteWave Foods Co. (a)	7,283	396,414
Total Food Products		1,568,095

Gas Utilities - 0.3%
Piedmont Natural Gas Co., Inc.	1,511	90,720
Health Care Equipment & Supplies - 2.6%
Human Touch Common Stock (acquired 8/12/2009 through 10/1/2013, Cost $97,925) (a)(e)(f)	394	27,605
St. Jude Medical, Inc. (a)	8,135	648,848
Total Health Care Equipment & Supplies		676,453

Health Care Providers & Services - 1.2%
Envision Healthcare Holdings, Inc. (a)	8,639	192,391
Humana, Inc.	607	107,372
Total Health Care Providers & Services		299,763

Hotels, Restaurants & Leisure - 8.5%
Cedar Fair LP (d)	8,900	509,881
ClubCorp Holdings, Inc. (d)	111,496	1,613,347
Marriott International, Inc. (d)	1	67
Whistler Blackcomb Holdings, Inc. (a)	3,633	103,567
Total Hotels, Restaurants & Leisure		2,226,862

Household Durables - 1.6%
Sony Corp. - ADR (a)(d)	12,572	417,516
Internet Software & Services - 10.9%
inContact, Inc. (a)	13,319	186,200
LinkedIn Corp. (a)	3,311	632,798
Monster Worldwide, Inc. (a)	11,991	43,288
Rackspace Hosting, Inc. (a)	3,339	105,813
Twitter, Inc. (a)(d)	21,322	491,472
Yahoo!, Inc. (a)(d)	32,000	1,379,200
Total Internet Software & Services		2,838,771

IT Services - 0.8%
CardConnect Corp. (a)(d)	22,388	218,731
Machinery - 1.2%
Jason Industries, Inc. (a)(d)	53,326	118,384
Joy Global, Inc.	6,615	183,500
Total Machinery		301,884

Media - 0.8%
Starz (a)	6,495	202,579
Oil, Gas & Consumable Fuels - 7.2%
Crew Energy, Inc. (a)	11,745	61,413
Penn West Petroleum Ltd. (d)	1,014,084	1,835,492
Total Oil, Gas & Consumable Fuels		1,896,905

Personal Products - 0.8%
Coty, Inc.	8,813	207,106
Pharmaceuticals - 0.4%
Cynapsus Therapeutics, Inc. (a)	2,624	105,537
Real Estate Investment Trusts (REITs) - 7.5%
Dream Global Real Estate Investment Trust (a)(d)	37,300	256,163
Dream Hard Asset Alternatives Trust (a)(d)	87,222	399,561
Dream Industrial Real Estate Investment Trust (a)(d)	103,305	618,121
NorthStar Realty Finance Corp. (d)	34,442	453,601
Tier REIT, Inc. (d)	14,410	222,491
Total Real Estate Investment Trusts (REITs)		1,949,937

Semiconductors & Semiconductor Equipment - 1.6%
Intersil Corp.	9,659	211,822
SunEdison Semiconductor Ltd. (a)	18,765	213,733
Total Semiconductors & Semiconductor Equipment		425,555

Software - 2.5%
AVG Technologies NV (a)	2,924	73,129
Dell Technologies, Inc. (a)	1	16
Infoblox, Inc. (a)	2,805	73,968
NetSuite, Inc. (a)	330	36,528
Ubisoft Entertainment SA (a)(d)	12,707	480,123
Total Software		663,764

Specialty Retail - 0.2%
CST Brands, Inc.	462	22,218
Staples, Inc.	3,090	26,419
Total Specialty Retail		48,637

Technology Hardware, Storage & Peripherals - 0.6%
Hewlett Packard Enterprise Co.	1,882	42,816
Lexmark International, Inc.	3,044	121,638
Total Technology Hardware, Storage & Peripherals		164,454

Thrifts & Mortgage Finance - 0.4%
Timbercreek Financial Corp. (a)(d)	15,938	98,401
TOTAL COMMON STOCKS (Cost $20,185,800)		$22,590,639

PREFERRED STOCKS - 0.2%
Health Care Equipment & Supplies - 0.2%
Human Touch Series B Preferred Stock, 5.000% (Acquired 8/12/2009 through 10/1/2013, Cost $195,800) (e)(f)	787	59,028
TOTAL PREFERRED STOCKS (Cost $195,800)		$59,028

	Principal
	Amount
CORPORATE BONDS - 4.3%
Metals & Mining - 0.5%
Thompson Creek Metals Co., Inc.
12.500%, 05/01/2019	$129,000	137,143
Oil, Gas & Consumable Fuels - 3.3%
Lightstream Resources Ltd.
9.875%, 06/15/2019 (g)	937,074	609,098
8.625%, 02/01/2020 (Acquired 02/03/2015 through 03/12/2015, Cost $2,923,315) (b)(d)(g)	4,307,451	236,910
Total Oil, Gas & Consumable Fuels		846,008

Personal Products - 0.5%
Elizabeth Arden, Inc.
7.375%, 03/15/2021	132,000	136,785
TOTAL CORPORATE BONDS (Cost $3,713,873)		$1,119,936

ESCROW NOTES - 0.0%
Lear Corp. (a)(e)	1,000,000	100
Smurfit-Stone Container Corp. (a)(d)(e)	7,125	0
TOTAL ESCROW NOTES (Cost $0)		$100

	Shares
CLOSED END FUNDS - 0.4%
American Capital Ltd. (a)	5,968	100,919
TOTAL CLOSED END FUNDS (Cost $95,202)		$100,919

RIGHTS - 0.8%
Ambit Biosciences Corp. CVR (a)(e)	1,500	900
Chelsea Therapeutics International Ltd. CVR (a)(e)	1,000	110
Contra Teva Pharmaceuticals, Inc. CVR (a)(e)	71,885	38,099
Durata Therapeutics, Inc. CVR (a)(e)	10,000	0
Leap Wireless International, Inc. CVR (a)(e)	60,000	151,200
Omthera Pharmaceuticals CVR (a)(e)	100	60
Trius Therapeutics, Inc. CVR (a)(e)	70,000	9,100
TOTAL RIGHTS (Cost $0)		$199,469

WARRANTS - 0.3%
Gores Holdings, Inc.
Expiration: August 2020, Exercise Price: $11.50 (a)	64,385	77,262
TOTAL WARRANTS (Cost $56,077)		$77,262

PURCHASED OPTIONS - 0.6% (a)
Call Options - 0.3%	Contracts
CIT Group, Inc.
Expiration: January 2017, Exercise Price: $35.00	41	13,161
ClubCorp Holdings, Inc.
Expiration: March 2017, Exercise Price: $11.00	121	45,375
Expiration: March 2017, Exercise Price: $16.00	109	8,720
Coty, Inc.
Expiration: October 2016, Exercise Price: $24.00	94	5,170
Fiat Chrysler Automobiles NV
Expiration: January 2017, Exercise Price: $20.00	59	148
iPath S&P 500 VIX ST Futures ETN
Expiration: October 2016, Exercise Price: $34.50	12	2,256
WR Grace & Co.
Expiration: November 2016, Exercise Price: $80.00	19	1,900
Total Call Options		76,730
Put Options - 0.3%
iShares Russell 2000 ETF
Expiration: October 2016, Exercise Price: $120.00	63	4,662
Expiration: November 2016, Exercise Price: $111.00	94	5,264
Expiration: November 2016, Exercise Price: $121.00	94	17,672
SPDR S&P 500 ETF Trust
Expiration: October 2016, Exercise Price: $215.00	14	2,072
Expiration: October 2016, Exercise Price: $204.00	31	992
Expiration: October 2016, Exercise Price: $211.00	126	12,852
Expiration: October 2016, Exercise Price: $212.00	122	14,152
Expiration: November 2016, Exercise Price: $212.00	251	38,403
Total Put Options		96,069
TOTAL PURCHASED OPTIONS (Cost $246,433)		$172,799

MONEY MARKET FUNDS - 7.6%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class 0.23% (c)	1,981,634	1,981,634
TOTAL MONEY MARKET FUNDS (Cost $1,981,634)		1,981,634

Total Investments (Cost $26,474,819) - 100.8%	26,301,786

Liabilities in Excess of Other Assets - (0.8)%	(221,721)
Total Net Assets - 100.0%	$26,080,065

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
CVR	Contingent Value Rights

(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2016, the value of these securities total $236,910 which represents 1.0% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at September 30, 2016.
(d)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $12,764,531.
(e)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). At September 30, 2016, the market value of these securities total $286,202 which represents less than 1.1% of total net assets.

(f)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2016, the value of these securities total $86,633 which represents 0.3% of total net assets.

(g)	Default or other conditions exist and security is not presently accruing income.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND
SCHEDULE OF SECURITIES SOLD SHORT
September 30, 2016 (Unaudited)
	Shares	Value
COMMON STOCKS - 18.6%
Aerospace & Defense - 0.3%
The Boeing Co.	540	$71,140
Automobiles - 1.1%
AutoCanada, Inc.	3,498	59,058
Tesla Motors, Inc.	1,146	233,818
Total Automobiles		292,876

Banks - 0.4%
Canadian Imperial Bank of Commerce	1,499	116,234
Beverages - 0.1%
COTT Corp.	1,545	21,987
Building Products - 0.5%
A.O. Smith Corp.	772	76,266
Armstrong World Industries, Inc.	1,569	64,831
Total Building Products		141,097

Chemicals - 0.4%
H.B. Fuller Co.	2,328	108,182
Containers & Packaging - 0.9%
Intertape Polymer Group, Inc.	14,119	243,648
Diversified Telecommunication Services - 0.3%
CenturyLink, Inc.	2,808	77,024
Electric Utilities - 0.3%
Fortis, Inc.	2,144	68,947
Food Products - 2.2%
Nomad Foods Ltd.	49,071	580,019
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	7,084	299,582
Health Care Providers & Services - 1.0%
Aetna, Inc.	509	58,764
Amsurg Corp.	2,885	193,439
Total Health Care Providers & Services		252,203

Hotels, Restaurants & Leisure - 1.6%
Marriott Vacations Worldwide Corp.	3,598	263,805
The Cheesecake Factory	1,907	95,465
Vail Resorts, Inc.	355	55,692
Total Hotels, Restaurants & Leisure		414,962

Internet Software & Services - 4.0%
Alibaba Group Holding, Ltd. - ADR	9,784	1,035,049
Iron & Steel - 0.2%
Labrador Iron Ore Royalty Corp.	5,527	58,558
Machinery - 0.8%
Caterpillar, Inc.	927	82,290

Cummins, Inc.	360	46,134
Kone Corp.	1,499	76,100
Total Machinery		204,524

Media - 0.3%
Lions Gate Entertainment Corp.	4,406	88,076
Multiline Retail - 0.4%
Nordstrom, Inc.	2,098	108,844
Oil, Gas & Consumable Fuels - 0.0%
Lightstream Resources Ltd.	5,019	306
Real Estate Investment Trusts (REITs) - 1.4%
Camden Property Trust	1,255	105,094
CurrencyShares Canadian Dollar Trust	3,500	263,970
Total Real Estate Investment Trusts (REITs)		369,064

Thrifts & Mortgage Finance - 0.1%
Home Capital Group, Inc.	831	17,102
Trading Companies & Distributors - 1.1%
Finning International, Inc.	15,454	287,418
TOTAL COMMON STOCKS (Proceeds $4,377,829)		$4,856,842

EXCHANGE TRADED FUNDS - 13.1%
Energy Select Sector SPDR Fund	8,079	570,458
Industrial Select Sector SPDR Fund	6,217	362,949
iShares Russell 2000 ETF	3,806	472,743
SPDR S&P 500 ETF Trust	8,623	1,865,155
SPDR S&P Oil & Gas Exploration & Production ETF	1,545	59,421
United States Oil Fund LP	6,797	74,291
TOTAL EXCHANGE TRADED FUNDS (Proceeds $3,268,424)		$3,405,017

CLOSED END FUNDS- 0.2%
Ares Capital Corp.	2,883	44,686
TOTAL CLOSED END FUNDS (Proceeds $41,694)		$44,686

Total Securities Sold Short (Proceeds $7,687,947) - 31.9%		$8,306,545

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND
SCHEDULE OF OPTIONS WRITTEN
September 30, 2016 (Unaudited)

	Contracts	Value
CALL OPTIONS
CIT Group, Inc.
Expiration: October 2016, Exercise Price: $37.00	6	$444
Expiration: October 2016, Exercise Price: $38.00	18	810
Expiration: January 2017, Exercise Price: $40.00	41	4,059
Monsanto Co.
Expiration: October 2016, Exercise Price: $102.00	6	840
Twitter, Inc.
Expiration: September 2016, Exercise Price: $25.00	93	93
Total Call Options		6,246

PUT OPTIONS
CIT Group, Inc.
Expiration: January 2017, Exercise Price: $30.00	41	2,747
ClubCorp Holdings, Inc.
Expiration: March 2017, Exercise Price: $11.00	121	4,538
Coty, Inc.
Expiration: October 2016, Exercise Price: $23.00	94	6,110
Hewlett Packard Enterprise Co.
Expiration: October 2016, Exercise Price: $22.00	9	225
iShares Russell 2000 ETF
Expiration: October 2016, Exercise Price: $114.00	63	1,197
Expiration: November 2016, Exercise Price: $116.00	188	19,552
SPDR S&P 500 ETF Trust
Expiration: October 2016, Exercise Price: $203.00	275	7,425
Expiration: November 2016, Exercise Price: $205.00	251	16,064
WR Grace & Co.
Expiration: November 2016, Exercise Price: $65.00	19	855
Total Put Options		58,713

Total Options Written (Premiums received $94,238) - (0.2)%		$64,959

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND
SWAP CONTRACTS
September 30, 2016 (Unaudited)

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Termination Dates	Financing Rate	Notional Value	Unrealized Appreciation/ (Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Gategroup Holding AG	Receive	9/5/2017	-0.060%	$147,554	$(1,605)

BNP Paribas SA	Haldex AB	Receive	11/3/2017	0.110%	29,116	1,459

BNP Paribas SA	Haldex AB	Receive	12/5/2017	0.250%	82,165	(1,184)

BNP Paribas SA	Kabel Deutschland Holding AG	Receive	6/5/2017	0.530%	114,297	7,426

BNP Paribas SA	Kuka AG	Receive	9/5/2017	0.530%	52,846	724

BNP Paribas SA	Premier Farnell PLC	Receive	10/4/2017	1.170%	100,569	(4,026)

BNP Paribas SA	SABMiller PLC	Receive	4/5/2017 - 11/3/2017	1.170%	1,026,525	(21,799)

BNP Paribas SA	SABMiller PLC	Receive	12/5/2017	1.020%	30,523	(111)

BNP Paribas SA	SAI Global Ltd.	Receive	11/3/2017	2.620%	55,807	88

BNP Paribas SA	SVG Capital PLC	Receive	11/3/2017	1.020%	55,816	671

Total Long Total Return Swap Contracts - (0.1%)						$(18,357)

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

Fair values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2016 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts

Purchased Options	Investments	$172,799
Written Options			Written option contracts, at value	$64,959
Swap Contracts	Unrealized gain on swap contracts	$10,368	Unrealized loss on swap contracts	$28,725
Total Equity Contracts		$1,83,167		$93,684

The average quarterly market value of purchased and written options during the trailing four quarters ended September 30, 2016 were as follows:

Purchased options	$285,989
Written options	$129,966

The average quarterly notional amount of swap and forward contracts during the trailing four quarters ended September 30, 2016 were as follows:

Swaps	$2,423,655
Forward Contracts	$1,284,096

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$22,027,292	$535,742	(1)	$27,605	(2)	$22,590,639
Preferred Stocks	-	-		59,028		59,028
Corporate Bonds	-	1,119,936		-		1,119,936
Escrow Notes	-	-		100		100
Closed End Funds	100,919	-		-		100,919
Rights	-	-		199,469		199,469
Warrants	77,262	-		-		77,262
Purchased Options	118,556	54,243		-		172,799
Money Market Funds	1,981,634	-		-		1,981,634
Total Long Investments in Securities	$24,305,663	$1,709,921		$286,202		$26,301,786

Securities Sold Short:
Common Stocks	$4,780,436	$76,406	(1)	$-		$4,856,842
Exchange Traded Funds	3,405,017	-		-		3,405,017
Closed End Funds	44,686	-		-		44,686
Total Securities Sold Short	$8,230,139	$76,406		$-		$8,306,545

Written Options	$59,122	$5,837		$-		$64,959

Other Financial Instruments(3)
Total Return Swap Buy Contracts	$-	$(18,357)		$-		$(18,357)
Total Other Financial Instruments	$-	$(18,357)		$-		$(18,357)

Below are the transfers into or out of Levels 1 and 2 during the quarter ended September 30, 2016 :

	Long Securities	Securities Sold Short
Transfers into Level 1	$-	$-
Transfers out of Level 1	-	306
Net Transfers in and/(out) of Level 1	$-	$(306)

Transfers into Level 2	-	$306
Transfers out of Level 2	-	-
Net Transfers in and/(out) of Level 2	$-	$306

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2016. See Note 1 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

(1) The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Chemicals	$55,619	$-
Oil, Gas & Consumable Fuels	-	306
Machinery	-	76,100
Software	480,123	-
	$535,742	$76,406

(2) The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$27,605
$27,605

(3) Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2015	$287,803
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation	(1,601)
Purchases	-
Sales	-
Transfer into Level 3	-
Balance as of September 30, 2016	286,202

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2016	$(1,601)

Type of Security	Fair Value at September 30, 2016	Valuation Techniques	Unobservable Input	Range

Common Stocks	$27,605	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%

Preferred Stocks	59,028	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%

Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA

Rights	199,469	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

The significant unobservable inputs used in the fair value measurement of the Fund’s escrowed securities are the likelihood that cash flows or shares will be received in the future.  Significant increases in the probability of default for these securities would result in a lower fair value measurement.  The significant unobservable inputs used in the fair value measurement of the Fund’s common stock are generally the financial results of privately held entities.  If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures.  The valuation procedures are implemented by the Advisor and the Fund’s third party administrator, which report to the Valuation Committee.  For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust.  The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

Purchased Options - 108.1%
Call Options - 105.0% (a)	Contracts	Value
S&P 500 Composite Stock Price Index
Expiration: October 2016, Exercise Price: $26.40	125	$2,378,083
Expiration: October 2016, Exercise Price: $26.45	40	760,787
Expiration: October 2016, Exercise Price: $202.50	125	178,256
Expiration: October 2016, Exercise Price: $202.65	40	56,451
Expiration: November 2016, Exercise Price: $26.45	140	2,657,500
Expiration: November 2016, Exercise Price: $26.70	25	473,929
Expiration: November 2016, Exercise Price: $202.65	140	206,753
Expiration: November 2016, Exercise Price: $204.75	25	32,221
Expiration: December 2016, Exercise Price: $24.45	90	1,722,864
Expiration: December 2016, Exercise Price: $26.70	70	1,324,279
Expiration: December 2016, Exercise Price: $186.60	90	272,138
Expiration: December 2016, Exercise Price: $204.75	70	96,195
Expiration: January 2017, Exercise Price: $24.45	160	3,058,190
Expiration: January 2017, Exercise Price: $186.60	160	489,606
Expiration: February 2017, Exercise Price: $26.20	160	3,024,412
Expiration: February 2017, Exercise Price: $201.00	160	294,209
Expiration: March 2017, Exercise Price: $27.13	170	3,190,129
Expiration: March 2017, Exercise Price: $208.00	170	230,336
Expiration: April 2017, Exercise Price: $26.85	156	2,928,020
Expiration: April 2017, Exercise Price: $205.75	156	251,032
Expiration: May 2017, Exercise Price: $27.15	155	2,899,476
Expiration: May 2017, Exercise Price: $208.30	155	230,998
Expiration: June 2017, Exercise Price: $28.20	160	2,969,070
Expiration: June 2017, Exercise Price: $216.10	160	167,851
Expiration: July 2017, Exercise Price: $28.60	170	3,142,778
Expiration: July 2017, Exercise Price: $219.30	170	159,206
Expiration: August 2017, Exercise Price: $27.95	155	2,870,264
Expiration: August 2017, Exercise Price: $214.35	155	201,237
Total Call Options		36,266,270

Put Options - 3.1% (a)
S&P 500 Composite Stock Price Index
Expiration: October 2016, Exercise Price: $202.50	125	1,035
Expiration: October 2016, Exercise Price: $202.65	40	340
Expiration: November 2016, Exercise Price: $202.65	140	14,341
Expiration: November 2016, Exercise Price: $204.75	25	3,108
Expiration: December 2016, Exercise Price: $186.60	90	6,513
Expiration: December 2016, Exercise Price: $204.75	70	16,464
Expiration: January 2017, Exercise Price: $186.60	160	19,634
Expiration: February 2017, Exercise Price: $201.00	160	58,339
Expiration: March 2017, Exercise Price: $208.00	170	103,565
Expiration: April 2017, Exercise Price: $205.75	156	100,751
Expiration: May 2017, Exercise Price: $208.30	155	124,671
Expiration: June 2017, Exercise Price: $216.10	160	186,734
Expiration: July 2017, Exercise Price: $219.30	170	235,277
Expiration: August 2017, Exercise Price: $214.35	155	197,872
Total Put Options		1,068,644
TOTAL PURCHASED OPTIONS (Cost $35,685,755)		37,334,914

MONEY MARKET FUNDS - 3.1%	Shares
BlackRock Liquidity Funds T-Fund - Cash Management - Intitutional Class, 0.01%(b)	733,785	733,786
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.23%(b)	328,590	328,590
TOTAL MONEY MARKET FUNDS (Cost $1,062,376)		1,062,376

Total Investments (Cost $36,748,131) - 111.2%		38,397,290

Liabilities in Excess of Other Assets - (11.2)%		(3,874,773)
Total Net Assets - 100.0%		$34,522,517

Percentages are stated as a percent of net assets.

(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at September 30, 2016.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
September 30, 2016 (Unaudited)

Options Written -11.1%

Call Options - 9.7%	Contracts	Value
S&P 500 Composite Stock Price Index
Expiration: October 2016, Exercise Price: $211.80	250	$137,091
Expiration: October 2016, Exercise Price: $212.00	80	42,498
Expiration: November 2016, Exercise Price: $212.75	280	177,418
Expiration: November 2016, Exercise Price: $214.40	50	25,728
Expiration: December 2016, Exercise Price: $196.96	180	370,296
Expiration: December 2016, Exercise Price: $215.35	140	79,246
Expiration: January 2017, Exercise Price: $197.57	320	660,060
Expiration: February 2017, Exercise Price: $210.20	320	359,146
Expiration: March 2017, Exercise Price: $216.20	340	269,073
Expiration: April 2017, Exercise Price: $214.30	312	314,943
Expiration: May 2017, Exercise Price: $217.25	310	279,603
Expiration: June 2017, Exercise Price: $224.40	320	190,392
Expiration: July 2017, Exercise Price: $227.20	340	183,857
Expiration: August 2017, Exercise Price: $223.00	310	250,131
Total Call Options		3,339,482

Put Options - 1.4%
S&P 500 Composite Stock Price Index
Expiration: October 2016, Exercise Price: $182.25	125	129
Expiration: October 2016, Exercise Price: $182.39	40	42
Expiration: November 2016, Exercise Price: $182.39	140	2,443
Expiration: November 2016, Exercise Price: $184.28	25	505
Expiration: December 2016, Exercise Price: $167.94	90	1,946
Expiration: December 2016, Exercise Price: $184.28	70	4,357
Expiration: January 2017, Exercise Price: $167.94	160	7,302
Expiration: February 2017, Exercise Price: $180.90	160	22,882
Expiration: March 2017, Exercise Price: $187.20	170	42,856
Expiration: April 2017, Exercise Price: $185.18	156	45,223
Expiration: May 2017, Exercise Price: $187.47	155	58,754
Expiration: June 2017, Exercise Price: $194.49	160	91,142
Expiration: July 2017, Exercise Price: $197.37	170	118,924
Expiration: August 2017, Exercise Price: $192.92	155	104,624
Total Put Options		501,129

Total Options Written (Premiums received $3,959,129) - 11.1%		$3,840,611

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund’s assets and liabilities as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Purchased Options	$-	$37,334,914	$-	$37,334,914
Money Market Funds	1,062,376	-	-	1,062,376
Total Investments	$1,062,376	$37,334,914	$-	$38,397,290

Options Written	$-	$3,840,611	$-	$3,840,611

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these schedules of investments.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

1. Security Valuation

Trust for Advisors Solutions (the "Trust") is an open-ended management investment company issuing six diversified series of shares to investors including: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Event Driven Fund ("Event Driven") and Hatteras Disciplined Opportunity Fund ("Disciplined Opportunity") (individually a "Fund," collectively the "Funds").
Alpha, Long/Short Equity, and Long/Short Debt generally do not make direct investments in securities or financial instruments, and invest substantially all of their assets in Managed Futures — Class H Shares, Event Driven and the Portfolios. Alpha, Long/Short Equity and Long/Short Debt record their investment in Managed Futures — Class H Shares, Event Driven and the Portfolios at the stated net asset value, which equals fair value. Since Managed Futures — Class H Shares, Event Driven and each of the Portfolios is an affiliated registered investment company under the 1940 Act, but are not publicly offered, the Funds classify their holdings as Level 2 under Accounting Standards Codification 820 — Fair Value.

Investments in Managed Futures, Event Driven and Disciplined Opportunity are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less from date of purchase) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.
Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). FLEX Options are valued by an independent third party pricing service which utilizes an options pricing model. Factors used by the model may include observable and unobservable inputs, including the strike price and maturity date of the option, implied volatility, and the level of the underlying reference entity.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, Hatteras Funds, LP (the "Advisor") and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of Managed Futures, Event Driven and Disciplined Opportunity with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the Funds may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to year-end related to subsequent valuation information obtained. Therefore, the net assets reflected in these financial statements may differ from the reported NAV's of the Portfolios as of September 30, 2016. There were no such adjustments made to the value of investments as of September 30, 2016.

Various inputs are used in determining the value of Managed Futures, Event Driven and Disciplined Opportunity's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation of securities held by the Portfolios, including the Portfolios' disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Portfolios' financial statements. Money market funds are valued at their net asset value.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

Cash
Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Funds and the UFT have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts. Restricted cash includes deposits for short sales.

Security Transactions, Investment Income and Realized Gain and Loss
Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Funds are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements
Managed Futures and Event Driven may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund will receive, as collateral securities whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translations and Transactions
Managed Futures and Event Driven may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Managed Futures and Event Driven may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Fund since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities
Event Driven may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants
Event Driven may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Short Sales
Managed Futures, Event Driven and Disciplined Opportunity may engage in short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Fund under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends paid on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, the Fund is required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

Restricted Securities
Event Driven is permitted to invest in securities that are subject to legal or contractual restrictions on resales ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

To Be Announced ("TBA") Transactions
Managed Futures and Event Driven may purchase securities on a forward commitment or on a "To Be Announced" basis. The Fund records TBA transactions on the trade date and segregates with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the nine months ended September 30, 2016, the Fund did not engage in any TBA transactions.

Bank Loans — Managed Futures and Event Driven may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Some of the Bank Loans in which the Fund will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Fund may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary
The financial statements of Managed Futures include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Managed Futures may invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures' investment objectives and policies.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation ("CFC") not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary's net income and capital gains, if any, will be included each year in Managed Futures' investment company taxable income.

2. Derivative Transactions

Managed Futures, Event Driven and Disciplined Opportunity utilized derivative instruments during the nine months ended September 30, 2016. Managed Futures' use of derivatives included total return swaps, futures, options and currency forward contracts. Event Driven's use of derivatives included total return swaps, options, and currency forward contracts. Disciplined Opportunity's use of derivatives included FLEX options.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the advisor's or sub-advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Managed Futures — Until September 14, 2016, Managed Futures used total return swaps, instead of investing directly in a portfolio consisting of futures contracts. Beginning September 15, 2016, Managed Futures uses futures to achieve its investment objective of long term capital appreciation. In addition, the Fund uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling. the currency forward contracts were used to hedge against any potential foreign exchange fluctuation when the portfolio invests in foreign securities.

Event Driven — Event Driven uses total return swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event. The total return swaps used during the period were for hedging purposes, while the currency forward contracts were used to hedge against any potential foreign exchange fluctuation when the Fund invests in foreign securities. The Fund uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Fund uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Disciplined Opportunity — Disciplined Opportunity uses long options to create broad market exposure while utilizing put options and short strategies to enhance market returns and reduce market losses. Specifically, the Fund uses FLEX options, whose customized exercise prices and expiration dates, allow the Fund to more precisely implement its investment strategy than through what could be achieved through the use of standardized option contracts.

The following are descriptions of each type of derivatives used during the nine months ended September 30, 2016:

Total Return Swaps
A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Options
Call options give the owner of the option the right, but not the obligation, to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the portfolios, can reduce or eliminate position profits or create losses as well.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

With options, there is minimal counterparty credit risk to the portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against defaults.

FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation ("OCC" or the "Clearinghouse"). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter ("OTC") options positions. The Disciplined Opportunity Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Disciplined Opportunity Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

Forwards
Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a portfolio. Market illiquidity or disruption could result in significant losses.

3. Transactions with Affiliates

Pursuant to Section (2)(a)(3) of the 1940 Act, if any of the Funds own 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of that Fund. During the period ended September 30, 2016, the Funds owned the following positions in such companies for investment purposes only:

Alpha:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at September 30, 2016	Value at September 30, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Event Driven	6,783,441	812,309	(5,175,370)	2,420,380	$26,091,694	$10,059,017	$(13,172,549)
Long/Short Equity	16,313,496	3,502,476	(15,166,281)	4,649,691	36,197,841	12,173,116	(21,934,682)
Managed Futures Strategies Portolio	-	3,637,714	(500,008)	3,137,706	23,219,029	(57,309)	273,376
Managed Futures - Class H	3,875,037	340,474	(4,215,511)	-	-	1,960,549	(375,155)
Market Neutral Fund	4,601,768	3,826	(4,605,594)	-	-	(1,141,776)	630,623
Relative Value – Long/Short Debt	4,957,977	1,546,683	(5,912,117)	592,543	4,937,187	6,342,466	(8,401,083)

Managed Futures:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at September 30, 2016	Value at September 30, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Managed Futures Strategies Portolio	72,535	73,731	(146,266)	-	$-	$23,695	$4,796

Long/Short Equity:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at September 30, 2016	Value at September 30, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Long/Short Equity Portfolio	6,809,460	840,946	(5,629,280)	2,021,126	$15,734,463	$(1,283,867)	$(2,901,108)

Long/Short Debt:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at September 30, 2016	Value at September 30, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Relative Value – Long/Short Debt	15,903,421	613,365	(13,309,268)	3,207,518	$26,725,681	$(12,716,767)	$6,333,431

4. Federal Income Taxes

The cost basis of investments for federal income tax purposes at September 30, 2016 were as follows*:
	Alpha	Managed Futures	Long/Short Equity	Long/Short Debt	Event Driven	Disciplined Opportunity
Cost of investments	$73,485,722	$23,211,645	$13,883,485	$28,853,611	$26,474,819	$36,748,131
Gross unrealized appreciation	17,218,048	73,165	2,613,344	85,588	3,368,368	3,262,247
Gross unrealized depreciation	-	-	-	(1,336,205)	(3,541,401)	(1,613,088)
Net unrealized appreciation (depreciation)	$17,218,048	$73,165	$2,613,344	$(1,250,617)	$(173,033)	$1,649,159

* Because tax adjustments are calculated annually at the end of the Funds’ fiscal year, the above table does not reflect tax adjustments for the current fiscal year.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 67.3%
Airlines - 0.9%
Delta Air Lines, Inc.	11,253	$442,918
Auto Components - 1.4%
Autoliv, Inc. (c)	2,300	245,640
Koito Manufacturing Co. Ltd. (c)	10,260	499,351
Total Auto Components		744,991

Banks - 0.8%
Wells Fargo & Co.	9,480	419,774
Beverages - 2.0%
MGP Ingredients, Inc. (c)	25,230	1,022,320
Biotechnology - 5.9%
Alexion Pharmaceuticals, Inc. (a) (c)	3,155	386,614
Amicus Therapeutics, Inc. (a) (c)	20,750	153,550
BioSpecifics Technologies Corp. (a) (c)	10,705	488,897
Dynavax Technologies Corp. (a)	5,340	56,017
Hugel, Inc. (a)	1,700	659,872
Repligen Corp. (a) (c)	5,250	158,497
Sarepta Therapeutics, Inc. (a)	1,830	112,380
TESARO, Inc. (a) (c)	10,240	1,026,458
Total Biotechnology		3,042,285

Building Products - 0.2%
Gibraltar Industries, Inc. (a)	338	12,557
NCI Building Systems, Inc. (a)	7,835	114,312
Total Building Products		126,869

Capital Markets - 0.8%
Legg Mason, Inc.	12,565	420,676
Chemicals - 0.6%
W-Scope Corp.	14,210	298,977
Commercial Services & Supplies - 1.0%
Command Security Corp. (a)	112,549	298,255
KAR Auction Services, Inc. (c)	4,862	209,844
Total Commercial Services & Supplies		508,099

Construction & Engineering - 0.4%
Primoris Services Corp.	10,635	219,081
Construction Materials - 0.4%
US Concrete, Inc. (a)	4,601	211,945
Containers & Packaging - 0.3%
WestRock Co.	3,046	147,670
Diversified Financial Services - 0.6%
Zenkoku Hosho Co. Ltd. (c)	8,150	338,118
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	18,919	768,300
ORBCOMM, Inc. (a)	43,407	444,922
Total Diversified Telecommunication Services		1,213,222

Electrical Equipment - 0.0%
Helix Wind Corp. (Acquired 1/6/2010, Cost $355,921) (a) (e)	301,628	30
Electronic Equipment, Instruments & Components - 1.0%
V Technology Co. Ltd. (c)	4,400	518,035
Food Products - 4.3%
Bakkafrost PF (c)	9,770	408,723
Darling International, Inc. (a)	47,847	646,413
Nomad Foods Ltd. (a)	101,857	1,203,950
Total Food Products		2,259,086

Gas Utilities - 0.3%
New Jersey Resources Corp.	4,600	151,156
Health Care Equipment & Supplies - 0.6%
Merit Medical Systems, Inc. (a)	11,885	288,687
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	12,083	210,848
Capital Senior Living Corp. (a) (c)	23,925	401,940
VCA, Inc. (a)	4,369	305,743
Total Health Care Providers & Services		918,531

Health Care Technology - 1.1%
IMS Health Holdings, Inc. (a)	18,608	583,175
Hotels, Restaurants & Leisure - 2.1%
Del Taco Restaurants, Inc. (a)	21,063	251,071
Evolution Gaming Group AB (Acquired 9/9/2015 through 9/18/2015, Cost $191,793) (d)	7,320	238,727
Scientific Games Corp. (a)	26,427	297,832
Unibet Group PLC (c)	34,330	319,054
Total Hotels, Restaurants & Leisure		1,106,684

Household Durables - 0.9%
Whirlpool Corp.	2,929	474,967
Internet & Catalog Retail - 0.6%
Nutrisystem, Inc.	5,258	156,110
TripAdvisor, Inc. (a) (c)	2,206	139,375
Total Internet & Catalog Retail		295,485

Internet Software & Services - 4.1%
Alibaba Group Holding, Ltd. - ADR (a)	9,489	1,003,841
Five9, Inc. (a)	7,961	124,828
VeriSign, Inc. (a)	12,732	996,152
Total Internet Software & Services		2,124,821

IT Services - 4.4%
Cancom SE (c)	9,895	516,993
Euronet Worldwide, Inc. (a)	5,254	429,935
Science Applications International Corp.	8,542	592,559
The Hackett Group, Inc.	12,562	207,524
Travelport Worldwide Ltd.	25,340	380,860
VeriFone Systems, Inc. (a)	11,206	176,382
Total IT Services		2,304,253

Life Sciences Tools & Services - 1.2%
INC Research Holdings, Inc. (a) (c)	13,860	617,879
Machinery - 0.7%
Briggs & Stratton Corp.	9,130	170,274
Stabilus SA (a) (c)	3,820	214,990
Total Machinery		385,264

Media - 0.9%
CTS Eventim AG & Co KGaA (c)	6,580	234,017
Modern Times Group AB (c)	9,050	231,836
Total Media		465,853

Metals & Mining - 0.0%
United States Steel Corp.	1,079	20,350
Multiline Retail - 1.1%
J.C. Penney Co., Inc. (a)	14,041	129,458
Ryohin Keikaku Co. Ltd. (c)	2,205	445,319
Total Multiline Retail		574,777

Oil, Gas & Consumable Fuels - 0.9%
Golar LNG Partners LP	22,830	448,153
Paper & Forest Products - 2.6%
KapStone Paper and Packaging Corp.	71,815	1,358,740
Personal Products - 0.3%
Nu Skin Enterprises, Inc.	2,629	170,307
Pharmaceuticals - 0.3%
Heska Corp. (a) (c)	3,200	174,176
Professional Services - 0.3%
Kforce, Inc.	7,383	151,278
Road & Rail - 1.2%
AMERCO (c)	1,105	358,274
Avis Budget Group, Inc. (a)	7,603	260,099
Total Road & Rail		618,373

Semiconductors & Semiconductor Equipment - 5.8%
Cirrus Logic, Inc. (a) (c)	7,890	419,353
CyberOptics Corp. (a)	8,800	216,304
DSP Group, Inc. (a) (c)	21,580	259,176
Koh Young Technology, Inc.	4,730	196,963
MKS Instruments, Inc.	2,467	122,684
Silicon Motion Technology Corp. - ADR (c)	14,785	765,715
Skyworks Solutions, Inc.	10,470	797,186
U-Blox AG (c)	1,000	216,455
Total Semiconductors & Semiconductor Equipment		2,993,836

Software - 5.3%
8x8, Inc. (a)	34,697	535,375
ACI Worldwide, Inc. (a)	7,996	154,962
DuzonBizon Co Ltd	9,470	187,434
Microsoft Corp.	14,613	841,709
MIRAE Technology Co. Ltd.	7,985	72,612
Monotype Imaging Holdings, Inc.	3,401	75,196
RingCentral, Inc. (a)	14,315	338,693
Ubisoft Entertainment SA (a) (c)	12,225	461,912
Varonis Systems, Inc. (a)	2,245	67,574
Total Software		2,735,467

Specialty Retail - 1.4%
American Eagle Outfitters, Inc.	2,735	48,847
CarMax, Inc. (a)	778	41,506
MarineMax, Inc. (a) (c)	20,078	420,634
Party City Holdco, Inc. (a)	2,582	44,204
Sportsman’s Warehouse Holdings, Inc. (a)	14,983	157,621
Total Specialty Retail		712,812

Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc. (c)	8,319	940,463
Hitachi Maxell Ltd. (c)	28,300	436,371
Total Technology Hardware, Storage & Peripherals		1,376,834

Textiles, Apparel & Luxury Goods - 2.6%
Ralph Lauren Corp.	7,502	758,752
VF Corp.	10,476	587,180
Total Textiles, Apparel & Luxury Goods		1,345,932

Trading Companies & Distributors - 1.3%
BMC Stock Holdings, Inc. (a)	4,786	84,856
Fastenal Co.	7,825	326,928
GMS, Inc. (a)	10,756	239,106
Total Trading Companies & Distributors		650,890

TOTAL COMMON STOCKS (Cost $29,699,065)		$34,982,776

EXCHANGE TRADED FUNDS - 0.7%
SPDR Gold Shares (a)	2,860	359,330
TOTAL EXCHANGE TRADED FUNDS (Cost $355,141)		$359,330

MONEY MARKET FUNDS - 36.4%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class
0.23% (b) (c)	18,877,594	18,877,594
TOTAL MONEY MARKET FUNDS (Cost $18,877,594)		$18,877,594

Total Investments (Cost $48,931,800) - 104.4%		54,219,700

Liabilities in Excess of Other Assets - (4.4)%		(2,296,208)
Total Net Assets - 100.0%		$51,923,492

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at September 30, 2016.
(c)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $18,223,681.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2016, the value of these securities total $238,727 which represents less than 0.5% of total net assets.

(e)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2016, the value of these securities total $30 which represents less than 0.0% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SCHEDULE OF SECURITIES SOLD SHORT
September 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 32.4%
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	2,911	205,109
Echo Global Logistics, Inc.	11,104	256,058
Total Air Freight & Logistics		461,167

Auto Components - 0.8%
BorgWarner, Inc.	11,474	403,655
Banks - 0.6%
Canadian Imperial Bank of Commerce	2,450	189,976
Customers Bancorp, Inc.	5,706	143,563
Total Banks		333,539

Beverages - 1.1%
Coca-Cola Co.	13,779	583,127
Biotechnology - 0.7%
Exact Sciences Corp.	4,770	88,579
Osiris Therapeutics, Inc.	35,125	174,220
Puma Biotechnology, Inc.	1,930	129,406
Total Biotechnology		392,205

Building Products - 1.1%
AAON, Inc.	4,870	140,353
Caesarstone Ltd	2,090	78,814
USG Corp.	13,141	339,695
Total Building Products		558,862

Chemicals - 1.0%
The Sherwin-Williams Co.	908	251,207
Yara International ASA	8,580	285,912
Total Chemicals		537,119

Commercial Services & Supplies - 0.3%
MSA Safety, Inc.	2,362	137,091
Communications Equipment - 0.5%
ADTRAN, Inc.	13,462	257,663
Construction & Engineering - 0.6%
Comfort Systems USA, Inc.	3,251	95,287
JGC Corp.	12,960	225,614
Total Construction & Engineering		320,901

Construction Materials - 0.4%
Martin Marietta Materials, Inc.	1,098	196,663
Electrical Equipment - 0.2%
AMETEK, Inc.	2,320	110,850
Electronic Equipment, Instruments & Components - 0.2%
FARO Technologies, Inc.	2,503	89,983
Energy Equipment & Services - 0.6%
CARBO Ceramics, Inc.	8,839	96,699
US Silica Holdings, Inc.	4,890	227,678
Total Energy Equipment & Services		324,377

Food & Staples Retailing - 1.8%
Aeon Co Ltd	9,550	141,297
Casey’s General Stores, Inc.	693	83,264
Metcash Ltd.	138,340	222,426
Smart & Final Stores, Inc.	7,370	94,115
Whole Foods Market, Inc.	6,600	187,110
Woolworths Ltd.	11,500	205,893
Total Food & Staples Retailing		934,105

Food Products - 0.6%
John B Sanfilippo & Son, Inc.	3,051	156,608
Wilmar International Ltd.	75,400	179,014
Total Food Products		335,622

Gas Utilities - 0.3%
South Jersey Industries, Inc.	5,268	155,669
Health Care Equipment & Supplies - 0.8%
ConforMIS, Inc.	25,170	249,687
Insulet Corp.	1,930	79,014
NxStage Medical, Inc.	4,080	101,959
Total Health Care Equipment & Supplies		430,660

Health Care Providers & Services - 0.4%
Express Scripts Holding Co.	3,110	219,348
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.	10,350	136,310
Hotels, Restaurants & Leisure - 2.4%
BJ’s Restaurants, Inc.	1,289	45,824
Chuy’s Holdings, Inc.	4,079	113,967
El Pollo Loco Holdings, Inc.	11,666	146,875
Red Robin Gourmet Burgers, Inc.	3,386	152,167
Royal Caribbean Cruises Ltd.	9,338	699,883
Wingstop, Inc.	2,410	70,613
Total Hotels, Restaurants & Leisure		1,229,329

Household Durables - 0.8%
Ethan Allen Interiors, Inc.	5,482	171,422
Tempur Sealy International, Inc.	4,247	240,975
Total Household Durables		412,397

Internet & Catalog Retail - 1.3%
FTD Cos, Inc.	1,176	24,190
Netflix, Inc.	6,538	644,320
Total Internet & Catalog Retail		668,510

Internet Software & Services - 0.1%
Bankrate, Inc.	6,611	56,061
IT Services - 0.6%
NeuStar, Inc.	5,155	137,071
The Western Union Co.	7,885	164,166
Total IT Services		301,237

Leisure Products - 0.0%
Nautilus, Inc.	609	13,836
Machinery - 3.4%
American Railcar Industries, Inc.	7,125	295,474
Lincoln Electric Holdings, Inc.	5,701	356,997
Proto Labs, Inc.	5,091	305,002
Wabash National Corp.	35,034	498,884
Woodward, Inc.	4,688	292,906
Total Machinery		1,749,263

Media - 0.2%
MDC Partners, Inc.	11,250	120,600
Oil, Gas & Consumable Fuels - 0.5%
Chevron Corp.	2,370	243,920
Pharmaceuticals - 0.8%
Flex Pharma, Inc.	7,870	92,709
Galenica AG	310	329,661
Total Pharmaceuticals		422,370

Professional Services - 0.3%
Huron Consulting Group, Inc.	2,619	156,511
Real Estate Investment Trusts (REITs) - 1.1%
Chesapeake Lodging Trust	6,339	145,163
Hersha Hospitality Trust	3,612	65,088
LaSalle Hotel Properties	4,598	109,754
Seritage Growth Properties	3,160	160,149
Summit Hotel Properties, Inc.	5,498	72,354
Total Real Estate Investment Trusts (REITs)		552,508

Road & Rail - 0.8%
Hertz Global Holdings, Inc.	1,973	79,236
JB Hunt Transport Services, Inc.	3,963	321,558
Total Road & Rail		400,794

Semiconductors & Semiconductor Equipment - 2.0%
Cree, Inc.	5,865	150,848
MaxLinear, Inc.	14,433	292,557
Power Integrations, Inc.	3,286	207,116
Qorvo, Inc.	3,941	219,671
Rudolph Technologies, Inc.	8,870	157,354
Total Semiconductors & Semiconductor Equipment		1,027,546

Software - 0.2%
Ultimate Software Group, Inc.	645	131,832
Specialty Retail - 1.6%
Chico’s FAS, Inc.	13,486	160,484
Signet Jewelers Ltd.	8,844	659,143
Total Specialty Retail		819,627

Technology Hardware, Storage & Peripherals - 0.2%
Cray, Inc.	4,580	107,813
Textiles, Apparel & Luxury Goods - 1.4%
Fossil Group, Inc.	4,130	114,690
G-III Apparel Group Ltd.	4,420	128,843
Hanesbrands, Inc.	3,486	88,021
Movado Group, Inc.	4,426	95,070
Under Armour, Inc. - Class A	5,029	194,522
Under Armour, Inc. - Class C	2,575	87,190
Total Textiles, Apparel & Luxury Goods		708,336

Thrifts & Mortgage Finance - 0.4%
Home Capital Group, Inc.	9,040	186,044
Trading Companies & Distributors - 1.1%
GATX Corp.	557	24,814
ITOCHU Corp.	14,840	186,829
Marubeni Corp.	33,790	173,583
Toromont Industries Ltd.	5,850	174,526
Total Trading Companies & Distributors		559,752

TOTAL COMMON STOCKS (Proceeds $17,791,161)		$16,787,202

EXCHANGE TRADED FUNDS - 2.3%
iPATH S&P 500 VIX Short-Term Futures ETN	1,692	57,646
iShares Core S&P 500 ETF	2,333	507,568
iShares MSCI Australia ETF	17,272	360,985
iShares MSCI South Korea Capped ETF	4,880	283,674
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,433,312)		$1,209,873

Total Securities Sold Short (Proceeds $19,224,473) - 34.7%		$17,997,075

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SWAP CONTRACTS
September 30, 2016 (Unaudited)

		Pay/Receive				Unrealized
		Total Return on	Termination	Financing	Notional	Appreciation/
Counterparty	Reference Entity	Reference Entity	Dates	Rate	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Chroma ATE, Inc.	Receive	11/1/2017	1.290%	$393,490	$2,297

BNP Paribas SA	EGIS Technology, Inc.	Receive	8/1/2017 - 9/1/2017	1.270%	448,241	136,201

BNP Paribas SA	Iron Force Industrial Co. Ltd.	Receive	7/3/2017 - 10/2/2017	1.270%	225,856	27,988

BNP Paribas SA	Taiwan Paiho Ltd.	Receive	6/1/2017 - 11/1/2017	1.270%	681,045	284,957

BNP Paribas SA	Tung Thih Electronic Co. Ltd.	Receive	10/3/2016 - 11/1/2017	1.270%	606,441	90,972

BNP Paribas SA	Voltronic Power Technology	Receive	2/2/2017 - 10/2/2017	1.270%	264,510	65,731

Total Long Total Return Swap Contracts - 1.2%						$608,146

SHORT TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	AU Optronics Corp.	Pay	10/2/2017	-0.480%	$89,206	$6,609

BNP Paribas SA	BTG PLC	Pay	9/1/2017 - 11/1/2017	-0.130%	181,120	(1,205)

BNP Paribas SA	Commonwealth Bank of Austrailia	Pay	5/1/2017	1.120%	234,206	(10,790)

BNP Paribas SA	Marks and Spencer Group PLC	Pay	11/1/2017	-0.130%	140,715	10,835

BNP Paribas SA	Sirius Minerals PLC	Pay	8/1/2017	-19.730%	36,859	(12,169)

BNP Paribas SA	Sirius Minerals PLC	Pay	8/1/2017	-14.730%	44,778	(17,654)

BNP Paribas SA	Tesco PLC	Pay	3/1/2017 - 8/1/2017	-0.130%	113,211	40,184

BNP Paribas SA	ZoomLion Heavy Industry	Pay	7/3/2017 - 9/1/2017	-8.750%	207,548	(30,710)

Total Short Total Return Swap Contracts - 0.0%						$(14,900)

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

Fair values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2016 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Swap Contracts	Unrealized gain on swap contracts	665,774	Unrealized loss on swap contracts	72,528
Total		$665,774		$72,528

The average quarterly market value of purchased and written options during the trailing four quarters ended September 30, 2016 were as follows:

Purchased options	$348,275
Written options	$110,450

The average quarterly notional amount of swap contracts during the trailing four quarters ended September 30, 2016 were as follows:

Swaps	$2,096,263

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1	Level 2		Level 3	Total
Common Stocks	$28,774,619	$6,208,157	(1)	$-	$34,982,776
Exchange Traded Funds	359,330	-		-	359,330
Money Market Funds	18,877,594	-		-	18,877,594
Total Long Investments in Securities	$48,011,543	$6,208,157		$-	$54,219,700

Securities Sold Short:
Common Stocks	$14,836,973	$1,950,229	(1)	$-	$16,787,202
Exchange Traded Funds	1,209,873	-		-	1,209,873
Total Securities Sold Short	$16,046,846	$1,950,229		$-	$17,997,075

Other Financial Instruments (2)
Total Return Swap Buy Contracts	$-	$608,146		$-	$608,146
Total Return Swap Sell Contracts	-	(14,900)		-	(14,900)
Total Other Financial Instruments	$-	$593,246		$-	$593,246

Below are the transfers into or out of Levels 1 and 2 during the quarter ended September 30, 2016:

	Long Securities	Securities Sold Short
Transfers into Level 1	$-	$-
Transfers out of Level 1	72,612	-
Net Transfers in and/(out) of Level 1	$(72,612)	$-

Transfers into Level 2	72,612	$-
Transfers out of Level 2	-	-
Net Transfers in and/(out) of Level 2	$72,612	$-

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2016. See Note 1 in the Notes to Schedule of Investments.

Transfers between levels are recognized at the end of the reporting period.

(1) The Common Stocks Level 2 balance consists of the value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Auto Components	$499,351	$-
Biotechnology	659,872	-
Chemicals	298,977	285,912
Construction & Engineering	-	225,614
Diversified Financial Services	338,118	-
Electrical Equipment	-	-
Electronic Equipment, Instruments & Components	518,035	-
Food & Staples Retailing	-	569,616
Food Products	408,723	179,014
Hotels Restaurants & Leisure	557,781	-
IT Services	516,993	-
Media	465,853	-
Multiline Retail	445,319	-
Pharmaceuticals	-	329,661
Semiconductors & Semiconductor Equipment	413,418	-
Trading Companies & Distributors	-	360,412
Software	649,346	-
Technology Hardware, Storage & Peripherals	436,371	-
	$6,208,157	$1,950,229

(2) Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Investments.

The accompanying notes are an integral part of these schedules of investments

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 4.0%
Building Products - 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0) (a)(d)(f)	2,804	$0
Euramax Holdings, Inc. (a)(f)	137	0
Total Building Products		0

Transportation Infrastructure - 4.0%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,447) (a)(d)(f)	9,420	1,264,498
TOTAL COMMON STOCKS (Cost $2,328,447)		1,264,498

PREFERRED STOCKS - 0.4%
Building Products - 0.4%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916) (a)(d)(f)	3,115	138,720
TOTAL PREFERRED STOCKS (Cost $454,916)		138,720

	Principal
	Amount
ASSET BACKED SECURITIES - 10.9%
American Homes 4 Rent Trust
Series 2014-SFR1, Class F, 3.781%, 06/17/2031 (Acquired 08/04/2014, Cost $481,250) (b)(c)	$500,000	491,503
Colony American Homes
Series 2015-1A, Class F, 4.181%, 07/19/2032 (Acquired 07/11/2016, Cost $307,330) (b)(c)	320,000	317,705
Drive Auto Receivables Trust
Series 2015-AA, Class D, 4.120%, 07/15/2022 (Acquired 03/12/2015, Cost $421,274) (c)	410,000	421,392
Series 2016-BA, Class D, 4.530%, 08/15/2023 (Acquired 08/03/2016, Cost $307,938) (c)	300,000	306,603
Invitation Homes Trust
Series 2014-SFR1, Class F, 4.281%, 06/19/2031 (Acquired 08/21/2014 through 06/21/2016, Cost $630,622) (b)(c)	650,000	644,914
Series 2014-SFR2, Class F, 4.531%, 09/18/2031 (Acquired 05/26/2016, Cost $116,400) (b)(c)	120,000	120,149
Series 2014-SFR3, Class E, 5.007%, 12/18/2031 (Acquired 06/16/2016, Cost $101,053) (b)(c)	100,000	100,758
Series 2014-SFR3, Class F, 5.507%, 12/18/2031 (Acquired 08/24/2016, Cost $151,235) (b)(c)	150,000	151,415
Series 2015-SFR3, Class E, 4.281%, 08/19/2032 (Acquired 07/08/2016, Cost $158,794) (b)(c)	160,000	161,046
Progress Residential Trust
Series 2016-SFR1, Class F, 5.531%, 09/19/2033 (Acquired 07/15/2016, Cost $425,000) (b)(c)	425,000	431,871
Sway Residential Trust
Series 2014-1, Class E, 4.831%, 01/20/2032 (Acquired 07/08/2016, Cost $311,983) (b)(c)	310,000	313,387
TOTAL ASSET BACKED SECURITIES (Cost $3,412,879)		3,460,743

MORTGAGE BACKED SECURITIES - 29.4%
Citigroup Commercial Mortgage Trust
Series 2016-GC37, Class D, 2.788%, 04/12/2049 (Acquired 04/13/2016, Cost $190,380) (c)	300,000	211,742
Countrywide Alternative Loan Trust
Series 2006-HY11, Class A1, 0.645%, 06/25/2036 (b)	220,480	173,683
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 1.245%, 02/25/2035 (b)	333,805	277,191
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 1M2, 5.425%, 11/25/2024 (b)	205,000	221,795
Series 2014-C04, Class 2M2, 5.525%, 11/25/2024 (b)	330,000	354,114
Series 2015-C04, Class 2M2, 6.075%, 04/25/2028 (b)	150,000	162,454
Series 2015-C04, Class 1M2, 6.225%, 04/25/2028 (b)	370,000	403,038
Series 2016-C05, Class 2M2, 4.975%, 01/25/2029 (b)	255,000	263,767
Series 2016-C04, Class 1B, 10.775%, 01/25/2029 (b)	170,000	187,079
Series 2016-C05, Class 2B, 11.275%, 01/25/2029 (b)	250,000	276,374
Fannie Mae REMICS
Series 2011-124, Class IC, 3.500%, 09/25/2021	173,421	7,563
Series 2011-88, Class WI, 3.500%, 09/25/2026	205,266	18,492
Series 2008-87, Class AS, 7.125%, 07/25/2033 (b)	128,016	29,293
Series 2004-66, Class SE, 5.975%, 09/25/2034 (b)	85,299	14,468
Series 2005-65, Class KI, 6.475%, 08/25/2035 (b)	89,923	17,594
Series 2005-89, Class S, 6.175%, 10/25/2035 (b)	394,611	85,018
Series 2007-75, Class JI, 6.020%, 08/25/2037 (b)	83,503	15,142
Series 2012-126, Class SJ, 4.475%, 11/25/2042 (b)	1,057,778	175,739
First Horizon Alternative Mortgage Securities Trust
Series 2006-AA5, Class A1, 2.770%, 09/25/2036 (b)	442,601	360,992
Freddie Mac REMICS
Series 3308, Class S, 6.676%, 03/15/2032 (b)	60,296	11,610
Series 2965, Class SA, 5.526%, 05/15/2032 (b)	56,170	8,155
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-HQA1, Class B, 9.325%, 03/25/2028 (b)	449,978	450,482
Series 2016-DNA4, Class M3, 4.324%, 03/25/2029 (b)	300,000	302,739
Series 2016-DNA4, Class B, 9.124%, 03/25/2029 (b)	375,000	379,297
Government National Mortgage Association
Series 2012-101, Class AI, 3.500%, 08/20/2027	136,374	15,490
Series 2012-103, Class IB, 3.500%, 04/20/2040	321,296	31,919
Series 2011-157, Class SG, 6.068%, 12/20/2041 (b)	638,045	143,991
Series 2012-140, Class IC, 3.500%, 11/20/2042	172,646	30,978
Series 2016-81, Class IO, 4.000%, 06/20/2046	146,974	26,572
HarborView Mortgage Loan Trust
Series 2005-4, Class 2A, 3.229%, 07/19/2035 (b)	120,781	105,251
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-C31, Class D, 4.272%, 08/17/2048 (b)	500,000	375,847
Series 2007-CB19, Class AJ, 5.881%, 02/12/2049 (b)	4,300,000	3,509,378
Luminent Mortgage Trust
Series 2006-2, Class A1A, 0.725%, 02/25/2046 (b)	598,116	414,269
Terwin Mortgage Trust
Series 2007-QHL1, 0.000%, 10/13/2038 (f)(g)	713,364	0
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class D, 4.274%, 05/15/2048 (b)	100,000	80,841
Series 2015-SG1, Class D, 4.620%, 09/17/2048 (b)	212,000	174,949
TOTAL MORTGAGE BACKED SECURITIES (Cost $9,330,809)		9,317,306

CORPORATE BONDS - 35.9%
Auto Manufacturers - 0.8%
Adient Global Holdings Ltd.
4.875%, 08/15/2026 (Acquired 08/05/2016, Cost $244,458) (c)	240,000	240,600
Banks - 4.3%
Citigroup, Inc.
4.600%, 03/09/2026	100,000	107,066
Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	265,000	261,946
Societe Generale SA
4.250%, 08/19/2026 (Acquired 08/16/2016, Cost $298,283) (c)	300,000	299,178
Standard Chartered PLC
7.500%, 12/29/2049 (Acquired 8/11/2016, Cost $200,000) (b)(c)	200,000	198,700
UBS Group Funding Jersey Ltd.
2.650%, 02/01/2022 (Acquired 08/03/2016, Cost $269,838) (c)	270,000	269,795
Woori Bank
4.500%, 12/29/2049 (Acquired 9/20/2016, Cost $200,000) (b)(c)	200,000	200,166
Total Banks		1,336,851

Building Products - 0.4%
Builders FirstSource, Inc.
5.625%, 09/01/2024 (Acquired 08/09/2016, Cost $130,000) (c)	130,000	133,900
Commercial Services & Supplies - 0.4%
GFL Environmental, Inc.
9.875%, 02/01/2021 (Acquired 04/13/2016, Cost $129,639) (c)	125,000	137,500
Containers & Packaging - 0.4%
International Paper Co.
3.000%, 02/15/2027	140,000	140,221
Diversified Financial Services - 3.1%
Aircastle Ltd.
5.000%, 04/01/2023	200,000	209,499
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.450%, 06/15/2023 (Acquired 05/17/2016, Cost $114,951) (c)	115,000	123,338
6.020%, 06/15/2026 (Acquired 05/17/2016, Cost $59,971) (c)	60,000	65,935
General Motors Financial Co., Inc.
3.200%, 07/06/2021	150,000	152,017
5.250%, 03/01/2026	165,000	181,026
Petrobras Global Finance BV
8.375%, 05/23/2021	200,000	219,640
Total Diversified Financial Services		951,455

Diversified Telecommunication Services - 1.3%
Frontier Communications Corp.
11.000%, 09/15/2025	215,000	224,944
Numericable-SFR SA
7.375%, 05/01/2026 (Acquired 04/06/2016, Cost $200,000) (c)	200,000	204,688
Total Diversified Telecommunication Services		429,632

Food & Staples Retailing - 0.5%
Fresh Market, Inc.
9.750%, 05/01/2023 (Acquired 04/22/2016, Cost $188,100) (c)	190,000	170,050
Food Products - 1.1%
BRF GmbH
4.350%, 09/29/2026 (Acquired 09/22/2016, Cost $195,636) (c)	200,000	196,800
Pinnacle Operating Corp.
9.000%, 11/15/2020 (Acquired 03/01/2016, Cost $234,297) (d)	250,000	175,000
Total Food Products		371,800

Health Care Providers & Services - 1.2%
AMN Healthcare, Inc.
5.125%, 10/01/2024 (Acquired 09/23/2016, Cost $120,000) (c)	120,000	121,500
Quorum Health Corp.
11.625%, 04/15/2023 (Acquired 04/08/2016 through 08/03/2016, Cost $295,904) (c)	295,000	246,325
Total Health Care Providers & Services		367,825

Hotels, Restaurants & Leisure - 10.6%
Caesar’s Entertainment Operating Co., Inc.
6.500%, 06/01/2018 (g)	4,432,000	2,603,800
Caesar’s Entertainment Resort Properties LLC
8.000%, 10/01/2020 (g)	250,000	259,687
Mohegan Tribal Gaming Authority
7.875%, 10/15/2024 (Acquired 09/29/2016, Cost $347,449) (c)	350,000	351,313
Pinnacle Entertainment, Inc.
5.625%, 05/01/2024 (Acquired 04/12/2016 through 04/13/2016, Cost $105,252) (c)	105,000	105,788
Total Hotels, Restaurants & Leisure		3,320,588

Independent Power and Renewable Electricity Producers - 0.3%
NRG Energy, Inc.
6.625%, 01/15/2027 (Acquired 07/19/2016 through 07/20/2016, Cost $100,185) (c)	100,000	98,125
Marine - 0.4%
Deck Chassis Acquisition, Inc.
10.000%, 06/15/2023 (Acquired 06/13/2016, Cost $125,000) (c)	125,000	131,563
Media - 1.0%
Aleris International, Inc.
9.500%, 04/01/2021 (Acquired 03/22/2016, Cost $101,309) (c)	100,000	108,000
CBS Corp.
2.900%, 01/15/2027	125,000	122,226
Comcast Corp.
3.400%, 07/15/2046	100,000	97,516
Total Media		327,742

Metals & Mining - 1.0%
AK Steel Corp.
7.500%, 07/15/2023	95,000	101,413
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.
13.750%, 12/31/2016 (g)	72,000	135
Joseph T Ryerson & Son, Inc.
11.000%, 05/15/2022 (Acquired 05/12/2016, Cost $150,000) (c)	150,000	165,375
United States Steel Corp.
8.375%, 07/01/2021 (Acquired 05/03/2016, Cost $50,567) (c)	50,000	54,813
Total Metals & Mining		321,736

Oil, Gas & Consumable Fuels - 3.1%
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.750%, 04/15/2023	190,000	152,950
CONSOL Energy, Inc.
5.875%, 04/15/2022	85,000	78,625
EnLink Midstream Partners LP
4.850%, 07/15/2026	115,000	116,009
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	250,000	252,075
MPLX LP
4.875%, 06/01/2025	250,000	258,903
Sunoco LP/Sunoco Finance Corp.
6.250%, 04/15/2021 (Acquired 04/04/2016, Cost $115,860) (c)	115,000	118,738
Total Oil, Gas & Consumable Fuels		977,300

Pharmaceuticals - 0.2%
Mylan NV
3.950%, 06/15/2026 (Acquired 05/31/2016, Cost $59,539) (c)	60,000	60,604
Real Estate Management & Development - 1.6%
K Hovnanian Enterprises, Inc.
8.000%, 11/01/2019 (Acquired 10/31/2014, Cost $145,000) (d)	145,000	88,450
Kennedy-Wilson, Inc.
5.875%, 04/01/2024	400,000	404,500
Total Real Estate Management & Development		492,950

Software - 0.6%
Oracle Corp.
4.000%, 07/15/2046	175,000	181,789
Technology Hardware, Storage & Peripherals - 1.6%
Seagate HDD Cayman
5.750%, 12/01/2034	600,000	499,875
Textiles, Apparel & Luxury Goods - 0.0%
Industrias Unidas SA de CV
8.750%, 03/26/2010 (f)(g)	38,000	0
Wireless Telecommunication Services - 2.0%
Intelsat Luxembourg SA
6.750%, 06/01/2018	150,000	99,750
Sprint Corp.
7.250%, 09/15/2021	345,000	348,450
Windstream Services LLC
7.750%, 10/01/2021	200,000	200,000
Total Wireless Telecommunication Services		648,200

TOTAL CORPORATE BONDS (Cost $10,772,463)		11,340,306

FOREIGN GOVERNMENT NOTES/BONDS - 3.2%
Brazilian Government International Bond
5.625%, 02/21/2047	335,000	329,975
Mexico Government International Bond
4.350%, 01/15/2047	200,000	197,500
Petroleos Mexicanos
6.375%, 01/23/2045	250,000	240,000
6.750%, 09/21/2047 (Acquired 09/13/2016, Cost $50,000) (c)	50,000	49,925
Qatar Government International Bond
3.250%, 06/02/2026 (Acquired 05/25/2016, Cost $197,926) (c)	200,000	203,778
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $1,018,680)		$1,021,178

US TREASURY BILL - 0.7%
United States Treasury Bill
0.179%, 03/02/2017 (e)	220,000	219,673
TOTAL US TREASURY BILL (Cost $219,603)		219,673

BANK LOANS - 8.1%
Avaya, Inc.
6.250%, 04/15/2020 (b)	348,948	259,094
Chesapeake Energy Term Loan
8.500%, 08/17/2021 (b)	135,000	142,088
CSC Holdings Term Loan
3.750%, 09/09/2024 (b)	195,000	195,804
Dynegy, Inc. Term Loan
5.000%, 07/31/2023 (b)	150,000	151,397
Euramax International, Inc. Term Loan
16.000%, 02/28/2021 (b)	1,800,085	1,440,068
Mohegan Tribal Term Loan
5.50%, 09/30/2023 (b)	285,000	282,150
Windstream Term Loan
4.750%, 03/29/2021 (b)	100,000	100,500
TOTAL BANK LOANS (Cost $2,941,879)		$2,571,101

OTHER SECURITIES - 0.0%
PTMH Halcyon (a)(f)	255,221	0
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012 (f)(g)	45,000	0
Tribune Litigation Interest (a)(f)	13,789	0
TOTAL OTHER SECURITIES (Cost $58,789)		$0

	Shares
MONEY MARKET FUNDS - 7.9%
Invesco Advisors, Inc. STIT - Treasury Portfolio - Institutional Class
0.23% (b)	2,502,466	2,502,466
TOTAL MONEY MARKET FUNDS (Cost $2,502,466)		$2,502,466

Total Investments (Cost $33,040,931) - 100.5%		31,835,991
Liabilities in Excess of Other Assets - (0.5)%		(172,845)
Total Net Assets - 100.0%		$31,663,146

Percentages are stated as a percent of net assets.

(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at September 30, 2016.
(c)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2016, the value of these securities total $7,728,982 which represents 24.4% of total net assets.

(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2016, the value of these securities total $1,666,668 which represents 5.3% of total net assets.

(e)	All or a portion have been committed as collateral for futures.
(f)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). At September 30, 2016, the value of these securities total $1,403,218 which represents 4.4% of total net assets.

(g)	Default or other conditions exist and security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
FUTURES CONTRACTS
September 30, 2016 (Unaudited)

	Expiration Month	Contracts	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
US 5Yr Note	December 2016	5	$607,578	$1,055
US 10Yr Note	December 2016	33	4,327,125	13,922
US Long Bond	December 2016	9	1,513,406	13,219
USD IRS 5Yr Prime	December 2016	33	3,344,344	6,703
Total Short Futures Contracts				$34,899

Total Futures Contracts - (0.1)%				$34,899

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
SWAP CONTRACTS
September 30, 2016 (Unaudited)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Value	Moody’s Rating of Reference Entity	Maximum Potential Future Payment (Receipt)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)

Credit Default Swap Buy Contracts

BNP Paribas S.A.	Markit CDX.HY.27 (a)	Buy	(5.00%)	Dec 20 2021	$2,700,000	B1	$(2,700,000)	$(115,769)	$(2,626)
BNP Paribas S.A.	Markit CDX.IG.27 (b)	Buy	(1.00%)	Dec 20 2021	2,000,000	Baa2	(2,000,000)	(19,369)	(5,791)

Total Credit Default Swap Contracts - (0.1)%								$(135,138)	$(8,417)

(a) Markit CDX North American High Yield Index
(b) Markit CDX Investment Grade Index

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2016 (Unaudited):

	Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts	*	$34,899	Unrealized depreciation on futures contracts	*	$-
Total Interest Rate Contracts			$34,899			$-
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized appreciation on swap contracts	**	-	Swap payments received & unrealized depreciation on swap contracts	**	143,555
Total Derivatives			$34,899			$143,555

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Cumulative net appreciation/depreciation is presented on the Statement of Assets and Liabilities.
** Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The average quarterly market value of purchased and written options during the trailing four quarters ended September 30, 2016 were as follows:

Purchased options	$39,996
Written options	$7,740

The average quarterly notional amount of futures contracts during the trailing four quarters ended September 30, 2016 were as follows:

Long Futures Contracts
Interest Rate Contracts	$1,830,860

Short Futures Contracts
Interest Rate Contracts	$12,184,717

The average quarterly notional amount of swap contracts during the trailing four quarters ended September 30, 2016 were as follows:

Swaps	$21,390,000

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio’s net assets as of September 30, 2016 (Unaudited):

Description	Level 1		Level 2	Level 3		Total
Common Stocks	$-	(1)	$-	$1,264,498	(2)	$1,264,498
Preferred Stocks	-		-	138,720		138,720
Asset Backed Securities	-		3,460,743	-		3,460,743
Mortgage Backed Securities	-		9,317,306	-		9,317,306
Corporate Bonds	-		11,340,306	-		11,340,306
Foreign Government Notes/Bonds	-		1,021,178	-		1,021,178
U.S. Government Treasury Bills	-		219,673	-		219,673
Bank Loans	-		2,571,101	-		2,571,101
Other Securities	-		-	-		-
Money Market Funds	2,502,466		-	-		2,502,466
Total Investments in Long Securities	$2,502,466		$27,930,307	$1,403,218		$31,835,991

Other Financial Instruments*
Short Futures Contracts	$34,899		$-	$-		$34,899
Credit Default Swap Buy Contracts	-		(8,417)	-		(8,417)
Total Other Financial Instruments	$34,899		$(8,417)	$-		$26,482

(1) Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

(2) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Building Products	$0
Transportation Infrastructure	1,264,498
$1,264,498

* Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1, Level 2, Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2015	$5,119,636
Accrued discounts/premiums	39,548
Realized gain (loss)	(2,390,024)
Change in unrealized net depreciation	1,507,810
Purchases	-
(Sales)	(2,873,752)
Transfer in/(out) of Level 3	-
Balance as of September 30, 2016	$1,403,218

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2016	$(328,423)

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT

The following provides information regarding the valuation techniques, inputs used, and other information related to the fair value of Level 3 investments as of September 30, 2016 (Unaudited).

Type of Security	Fair Value at 9/30/2016	Valuation Techniques	Unobservable Input	Range	Impact to Valuation from an Increase in Input
Common Stocks	$1,264,498	Market comparable companies	EBITDA multiple	5.96x	Increase
			Revenue multiple	0.62x	Increase
			Discount for lack of marketability	25%	Decrease

Preferred Stocks	138,720	Valuation based on financial information from company	Private company financial information	N/A	Increase
			Discount for lack of marketability	75%	Decrease

Mortgage Backed Securities	-	Consensus pricing	Third party & broker quoted inputs	N/A	Increase

Corporate Bonds	-	Consensus pricing	Third party & broker quoted inputs	N/A	Increase

Other Securities	-	Consensus pricing	Inputs used by third party valuation firm	N/A	Increase

The significant unobservable inputs used in the fair value measurement of the Portfolio’s rights are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Portfolio’s common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the Portfolio’s third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these schedules of investments.

UNDERLYING FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

1. Security Valuation
The Funds’ investments in the UFT are valued based on the net asset values of the UFT. These net assets values come from the valuation of the underlying investments in the UFT. Investments in the Portfolios of the UFT are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to September 30, 2016 related to subsequent valuation information obtained. There were no such adjustments made to the value of investments as of September 30, 2016.

Various inputs are used in determining the value of the Portfolios’ investments. A summary of the inputs used to value the Portfolio’s net assets as of September 30, 2016 is located in a table following each Portfolio’s Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions, Investment Income and Realized Gain and Loss — Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Capital gain distributions received are recorded as capital gains.

Repurchase Agreements — The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the Advisor or otherwise cover its obligations under reverse repurchase agreements.

Foreign Currency Translations and Transactions — The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

UNDERLYING FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)
The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.
Convertible Securities — The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
Warrants — The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Short Sales — The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statements of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities — The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

To Be Announced (“TBA”) Transactions — The Portfolios may purchase securities on a forward commitment or on a ’To Be Announced” basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the nine months ended September 30, 2016, the Portfolios did not engage in any TBA transactions.

Bank Loans — The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively “Bank Loans”). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

UNDERLYING FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio’s investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower.

Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

Taxes and Distributions to Shareholders — The Portfolios intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Portfolios intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2015. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2015, the Portfolios did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2015, open Federal tax years include the tax years ended December 31, 2012 through December 31, 2015, and open North Carolina tax years include the tax years ended December 31, 2012 through December 31, 2015. The Portfolios have no examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered. The Portfolios, therefore, are only available to the affiliated, publicly offered Funds making the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the Statements of Changes in Net Assets.

Guarantees and Indemnifications — In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

UNDERLYING FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)
Master Netting Arrangements — UFT is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. A summary of the effects of these Master Netting Arrangements on the Statements of Assets and Liabilities as of September 30, 2016, is located in a table following each Portfolio’s Schedule of Investments in these financial statements.
2. Derivative Transactions
The Portfolios utilized derivative instruments during the nine months ended September 30, 2016. The Portfolios’ use of derivatives included credit defaults swaps, interest rate swaps, total return swaps, futures, and options. The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Long/Short Equity — The Long/Short Equity Portfolio uses total return swaps and options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The Portfolio uses total return swaps for hedging purposes. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Relative Value — Long/Short Debt — The Relative Value — Long/Short Debt Portfolio uses credit default swaps, interest rate swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation. The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets. The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios. The Portfolio used long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the Advisor’s or Sub-Advisor’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps
A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps
A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Interest Rate Swaps
An interest rate swap is a financial contract between two parties, where one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act Title VII (“Dodd-Frank”), certain swap instruments are required to be centrally cleared. Currently, the Portfolios centrally clear Interest Rate Swaps and certain CDS. Through central clearing, counterparty and liquidity risk are mitigated through the use of swap execution facilities and registered swap clearinghouses.

UNDERLYING FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

Futures
A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk. In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses. The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options
Call options give the owner the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.
3. Federal Income Taxes

The cost basis of investments for federal income tax purposes at September 30, 2016 were as follows*:

	Long/Short Equity	Relative Value — Long/Short Debt
Cost of Investments	$48,931,800	$33,040,931
Gross tax unrealized appreciation	6,233,627	1,209,209
Gross tax unrealized depreciation	(945,727)	(2,414,149)

Net tax unrealized appreciation (depreciation)	$5,287,900	$(1,204,940)
* Because tax adjustments are calculated annually at the end of the Funds’ fiscal year, the above table does not reflect tax adjustments for the current fiscal year.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Underlying Funds Trust

By   /s/ David B. Perkins
     David B. Perkins, Chief Executive Officer

Date  November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ David B. Perkins
     David B. Perkins, Chief Executive Officer

Date  November 23, 2016

By  /s/ Lance Baker
     Lance Baker, Chief Financial Officer and Treasurer

Date  November 23, 2016